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                       AMENDMENT NO. 3 TO MASTER AGREEMENT


     AMENDMENT NO. 3 TO MASTER AGREEMENT made as of the 30th day of September, 1996, by and among SCHRODER WERTHEIM & CO. INCORPORATED, a Delaware corporation ("Schroder Wertheim"), HAMBRECHT & QUIST LLC, a Delaware limited liability company ("Hambrecht LLC"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), ONE WALL STREET PARTNERS, L.P., a Delaware limited partnership ("One Wall"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

                                   WITNESSETH


     WHEREAS, Schroder Wertheim, Hambrecht LLC, WSCI and One Wall are registered broker-dealers; and

     WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners, Schroder Wertheim, Hambrecht LLC, WSCI and One Wall; and

     WHEREAS, Schroder Wertheim, Hambrecht LLC, WSCI, One Wall and Lewco are parties to a Master Agreement (the "Master Agreement") dated December 23, 1991, as amended by Amendment No. 1 to Master Agreement dated as of December 13, 1993, and Amendment No. 2 to Master Agreement dated as of July 5, 1995; and

     WHEREAS, Schroder Wertheim, Hambrecht LLC, WSCI, One Wall and Lewco wish to amend the Master Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

1. The date "November _____, 1997 " contained in Section 7(b) of the Master Agreement is hereby deleted and replaced in its entirety with "November 30, 1997."

2. Section 20 of the Master Agreement is hereby amended to read in its entirety as follows:


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          20.  DURATION.  This Agreement and all rights and obligations hereunder shall terminate on September 30, 2006 or at such time as Lewco is dissolved or when Schroder Wertheim, Hambrecht LLC, WSCI, and One Wall no longer own any securities in Lewco, whichever shall first occur.

3. COUNTERPARTS. This Amendment No. 3 may be executed in any number of counterparts all of which taken together will constitute one and the same instrument and any parties hereto may execute this Agreement by signing any such counterpart.



     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



                                      SCHRODER WERTHEIM & CO. INCORPORATED


                                      By: /s/ Patrick J. Borruso
                                          --------------------------------------
                                      Dated:  December 19, 1996



                                      HAMBRECHT & QUIST LLC


                                      By: /s/ Patrick J. Allen
                                          --------------------------------------
                                      Dated:  December  19, 1996



                                      WSCI LIMITED PARTNERSHIP
                                      By :  Schroder Wertheim & Co. Incorporated


                                      By: /s/ Patrick J. Borruso
                                          --------------------------------------
                                          Dated:  December 19, 1996


                                      ONE WALL STREET PARTNERS, L.P.
                                      By:  Schroder Wertheim & Co. Incorporated


                                      By: /s/ Patrick J. Borruso
                                          --------------------------------------
                                          Dated:  December 19, 1996



                                      LEWCO SECURITIES CORP.


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                                      By: /s/ J. Philip Smith
                                          --------------------------------------
                                      Dated:  December 19, 1996


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